UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 29, 2026

Date of Report (date of earliest event reported)

Bio Green Med Solution, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BGMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 29, 2026, Bio Green Med Solution, Inc. (the “Company”) received a written notice (the “Nasdaq Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon the closing bid price of the Company’s common stock, par value $0.001 per share, (the “Common Stock”) for the last 30 consecutive business days, the Common Stock did not meet the minimum bid price of $1.00 per share required by Nasdaq Listing Rule 5550(a)(2), initiating an automatic 180 calendar-day grace period for the Company to regain compliance.

The notice has no immediate effect on the listing or trading of the Company’s Common Stock, and the Common Stock will continue to trade on The Nasdaq Stock Market under the symbol “BGMS.” In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the notification, or until April 27, 2027, to achieve compliance with the minimum bid price requirement. The Company will regain compliance with the minimum bid price requirement if at any time before April 27, 2027, the bid price for the Company’s Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days.

If the Company does not regain compliance within the allotted compliance period, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the Common Stock will be subject to delisting from The Nasdaq Capital Market. At such time, the Company may appeal the delisting determination to a hearings panel.

On June 4, 2026, the Company, Future NRG Sdn. Bhd., a Malaysia private limited company (“FNRG”) and each of the shareholders of FNRG (the “Selling Shareholders”), entered into a Business Combination Agreement (the “BCA”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the BCA, the Selling Shareholders will voluntarily exchange all of their ordinary shares in FNRG for Common Stock, resulting in FNRG becoming a wholly owned subsidiary of the Company (the “Transaction”). In connection with the Transaction, the Company will seek the approval of its stockholders of, among other things, (a) the BCA and the transactions contemplated thereby and against any competing proposals being considered at the meeting, and (b) if deemed necessary by the Company and FNRG, an amendment to the Company’s certificate of incorporation to effect a reverse stock split of all outstanding shares of the Common Stock.

On June 26, 2026, the Company filed a registration statement on Form S-4 (with accompanying prospectus and proxy statement), which was declared effective by the Securities and Exchange Commission on October 8, 2026 (the “Form S-4”), which included a stockholder proposal, amongst others, to approve an amendment to the amended and restated certificate of incorporation of the Company to effect a reverse stock split of the issued and outstanding shares of Common Stock, at a reverse stock split ratio to be determined by the board of directors of the Company within a range of not less than 1:4 and not more than 1:16 (the “Reverse Split Proposal”).

The Company intends to continue to monitor the bid price levels for the Common Stock and will consider appropriate alternatives to achieve compliance within the initial 180 calendar-day compliance period, including, among other things, a potential reverse stock split, as part of the closing of the Transaction. There can be no assurance, however, that the stockholders of the Company will vote in favor of the Reverse Split Proposal or that the Company will be able to achieve compliance.

Forward-looking Statements

This current report on Form 8-K and the exhibits filed or furnished herewith contain “forward-looking statements.” Such statements which are not purely historical (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “intends,” “would,” “could” and “estimates”) are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, the consummation of the Transaction.

Important factors, among others, that may affect actual results or outcomes include: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the Company and FNRG to consummate the proposed Transaction successfully or timely, including the risk that any required approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction or that the approval of the equityholders of the Company and FNRG is not obtained; (iii) failure to realize the anticipated benefits of the proposed Transaction; (iv) the ability of the combined company to grow and manage its growth effectively; (v) the ability of each of the Company and FNRG to execute their respective business plan; (vi) estimates of the size of the markets for the combined company’s respective products and services; (vii) the rate and degree of market acceptance of the combined company’s products and services outside of its existing markets; (viii) the Company’s ability to identify and integrate acquisitions; (ix) future investments in technology and operations; (x) potential litigation involving the Company or FNRG; (xi) risks relating to the uncertainty of the projected financial information with respect to FNRG; (xii) the effects of competition on FNRG’s business; (xiii) developments and changes in laws and regulations; (xiv) the impact of significant investigative, regulatory or legal proceedings; (xv) general economic and market conditions impacting demand for the combined company’s products and services; (xvi) the ability to meet Nasdaq’s listing standards prior to and following the consummation of the proposed Transaction; and (xvii) such other risks and uncertainties as are discussed in the Company’s Annual Report on Form 10-K and the Form S-4 filed with the SEC.

Other factors include the possibility that the proposed Transaction does not close, including due to the failure to receive required securityholder approvals, or the failure of other closing conditions. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Actual results could differ from those projected in any forward-looking statements due to numerous factors. These forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this report are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the Company’s reports and statements filed from time-to-time with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed Transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will be Filed with the SEC

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not substitutes for the registration statement or for any other document that the Company has filed or may file with the SEC in connection with the proposed Transaction. In connection with the proposed Transaction between the Company and FNRG, the Company has filed the Form S-4 and the final proxy statement/prospectus with the SEC and intends to file other relevant materials with the SEC. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, FINAL PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FNRG, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov or by directing a request to Bio Green Med Solution, Inc. via email to: ir@BGMS.com.

Participants in the Solicitation

The Company, FNRG and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers is included in the Company’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC on March 30, 2026. Additional information regarding the persons who may be deemed participants in the solicitation of proxies are included in the final proxy statement/prospectus relating to the proposed Transaction filed with the SEC on October 9, 2026. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 4, 2026	Bio Green Med Solution, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director